                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Astoria Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                 [LETTERHEAD OF ASTORIA FINANCIAL CORPORATION]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 16,200l

     The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 16,2001, at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

     1.   The election of three directors for terms of three years each;

     2.   The ratification of the appointment of independent auditors;

     3. If properly presented, a shareholder proposal opposed by your Board of Directors; and

     4. Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of record of Astoria Financial Corporation common stock, as of the close of business on March 23, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting, and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 and at Astoria Federal Savings and Loan Association, Mortgage Center, 2000 Marcus Avenue, New Hyde Park, New York 11042 for a period of ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

                                       By Order of the Board of Directors,

                                       /s/ Alan P. Eggleston

                                       Alan P. Eggleston
                                       Executive Vice President, General Counsel
                                       & Secretary

Dated: April 16,200l

                         ASTORIA FINANCIAL CORPORATION
                           One Astoria Federal Plaza
                       Lake Success, New York 11042-1085

                    ________________________________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                  May 16,200l

                    ________________________________________

General Information

     This Proxy Statement and the accompanying white proxy card are being furnished to holders of Astoria Financial Corporation, or AFC, common stock in connection with the solicitation of proxies by the Board of Directors of AFC, or the Board, for use at the AFC Annual Meeting of Shareholders to be held on May 16, 2001, and at any adjournment or postponement thereof, or the Annual Meeting. The Annual Meeting will be held at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC's issued and outstanding common stock, par value $0.01 per share, or AFC Common Stock, as of the close of business on March 23,2001, or the Record Date, are entitled to vote at the Annual Meeting. The 2000 Annual Report on Form 10-K, which includes the consolidated financial statements of AFC for the fiscal year ended December 31, 2000, or the Consolidated Financial Statements, accompanies this Proxy Statement and the white proxy card which are first being mailed or given to shareholders of record on or about April 16, 2001.

Voting and Quorum Requirements

     As of the Record Date, there were 48,938,073 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting, except as described below. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The ratification of the appointment of independent auditors, the adoption of the shareholder proposal which is opposed by the Board, and any other matters as may properly come before the Annual Meeting each requires the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon.

     Shares of AFC Common Stock as to which the "ABSTAIN' box has been selected on the white proxy card, with respect to the ratification of the appointment of KPMG LLP as independent auditors for AFC and with respect to the shareholder proposal, will be counted as present and entitled to vote and will have the effect of a vote against the proposal so indicated. In contrast, shares of AFC Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present and entitled to vote and will have no effect on the vote on each matter presented.

     Every properly executed white proxy card that is received timely by AFC will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed unmarked white proxy cards will be voted FOR the election of the Board's nominees as directors, FOR the ratification of the appointment of independent auditors, and AGAINST the shareholder proposal. If you are a shareholder whose shares are not registered in your own name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

     Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock which is beneficially owned, directly or indirectly, by a shareholder who as of the Record Date beneficially owns more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent ( 10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the Astoria Federal Savings and Loan Association, or the Association, Employee Stock Ownership Plan, or the ESOP, nor the trustees of such plan are considered the beneficial owner of the AFC Common Stock held by the Association ESOP.

     Participants in the Association ESOP and the Association Incentive Savings Plan have the right to direct the voting of AFC Common Stock held in their Plan accounts, but do not have the right to vote those shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the Plan fiduciaries for information on how to direct the voting of these shares.

Revocation of Proxies

     Any shareholder who executes a proxy has the right to revoke it at any time before it is voted. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office, either a written revocation or a proxy, duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, known to AFC to be the beneficial owner of more than five percent (5%) of AFC voting stock. For purposes of the Annual Meeting, the AFC Common Stock is the only AFC voting stock outstanding.

             Name & Address                            Amount and Nature of        Percent of
           Of Beneficial Owner                         Beneficial Ownership           Class
           -------------------                         --------------------        ----------
Association ESOP                                            4,271,196(1)              8.73
c/o Astoria Federal Savings and Loan Association
One Astoria Federal Plaza
Lake Success, New York 11042

Citigroup Inc.                                              3,005,360(2)              6.14
339 Park Avenue
New york, New York 10043
and
Solomon Smith Barney Holdings Inc.
388 Greenwich Street
New York, New York 10013

State Street Bank and Trust Company, acting in various      2,860,088(3)              5.84
fiduciary capacities
225 Franklin Street
Boston, Massachusetts 02110

_______________________________________

(1) This plan, which is an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, or ERISA, is the result of the merger of The Long Island Savings Bank FSB, or LISB. Employee Stock Ownership Plan with and into the Association ESOP. The Association ESOP provides for individual accounts for the accrued benefits of participating employees of AFC and its subsidiaries and their beneficiaries and is administered by a committee comprised of four officers of the Association. The assets of Association ESOP are held in two separate trusts by two separate trustees: CG Trust Company, or CIGNA, and State Street Bank and Trust Company, or State Street, each individually a Trustee. The number of shares indicated in the chart above represents the total shares held by the trusts as of December 31, 2000 according to a Schedule 13G filed as of February 13, 2001. As of December 31, 2000, State Street held 2,292,133 shares of AFC Common Stock as Trustee of the Association ESOP, 1,105,586 shares of which had been allocated to the accounts of individual participants and their beneficiaries. See Note 3 below. As of such date, CIGNA held 1,979,063 shares of AFC Common Stock as Trustee of the Association ESOP, 335,042 shares of which had been allocated to the accounts of individual participants and their beneficiaries. For voting purposes, each participant as a "named fiduciary" will be eligible to direct the respective Trustee how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the Association ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received, will be voted by the respective Trustee at the Annual Meeting in the same manner and proportion as the allocated shares, with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of ERISA. As a result, the Association ESOP claims no voting power with respect to the shares of AFC Common Stock held by the Association ESOP. The Association ESOP claims sole dispositive power as to 2,830,568 shares of AFC Common Stock and shared dispositive power as to 1,440,628 shares of AFC Common Stock.
(2) According to a joint filing on Schedule 13G filed as of February 16, 2001, Citigroup, Inc. claims shared voting and dispositive power with respect to 3,005,360 shares of AFC Common Stock, while Salomon Smith Barney Holdings Inc. claims shared voting power and shared dispositive power with respect to 2,940,105 shares of AFC Common Stock, in each case, as of December 31, 2000. Citigroup, Inc. is the sole shareholder of Salomon Smith Barney Holdings Inc. Both Citigroup, Inc. and Salomon Smith Barney Holdings Inc. are reporting as parent holding companies or control persons on behalf of subsidiaries which individually are qualified to file Schedule 13G and whose individual percentage of beneficial ownership did not exceed 5%.
(3) According to a filing on Schedule 13G filed as of February 9, 2001, State Street holds in the aggregate 2,860,088 shares of AFC Common Stock, as to which State Street has sole voting power as to 2,827,688 shares of AFC Common Stock, shared voting power as to 300 shares of AFC Common Stock, sole dispositive power as to 565,355 shares of AFC Common Stock and shared dispositive power as to 2,294,733 shares of AFC Common Stock as of December 31, 2000. State Street is a Trustee of the Association ESOP. As of
     December 31, 2000, State Street held 2,292,133 shares of AFC Common Stock for the benefit of the participants of the Association ESOP. See Note 1 above.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Board consists of thirteen (13) directors divided into three classes: two of five directors each and one of three directors. Upon election by the shareholders, the directors of each class serve for a term of three years, with the directors of one class elected each year.

     In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding such director's seventy-fifth (75th) birthday.

     The directors whose terms expire at the Annual Meeting are John J. Conefry, Jr., Lawrence W. Peters and Thomas V. Powderly. Each of these directors (individually, a "Board Nominee" and, collectively, the "Board Nominees") has been nominated by the Board to stand for reelection, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2004. Each Board Nominee has consented to being named in this Proxy Statement and to serve as a director of AFC if elected.

     If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE BOARD NOMINEES
                                                     ---------------------------
FOR ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH.

Board Nominees, Directors and Executive Officers

     The following table sets forth certain information regarding the Board Nominees for election and members of the Board.

    Name                  Age (1)         Positions Held with AFC (2)            Director Since   Term Expires
    ----                  -------         ---------------------------            --------------   ------------
 George L. Engelke, Jr.     62       Director, Chairman of the Board, President,     1993              2002
                                       and Chief Executive Officer
 Gerard C. Keegan           54       Director, Vice Chairman and Chief               1997              2003
                                       Administrative Officer
 Andrew M. Burger           66       Director                                        1993              2003
 John J. Conefry, Jr.       56       Director, Vice Chairman and Nominee             1998              2001
 Denis J. Connors           59       Director                                        1993              2003
 Robert J. Conway           65       Director                                        1998              2002
 Thomas J. Donahue          60       Director                                        1993              2003
 Peter C. Haeffner, Jr.     62       Director                                        1997              2002
 Ralph F. Palleschi         54       Director                                        1996              2002
 Lawrence W. Peters         71       Director and Nominee                            1998              2001
 Thomas V. Powderly         63       Director and Nominee                            1995              2001
 Leo J. Waters              66       Director                                        1998              2002
 Donald D. Wenk             70       Director                                        1998              2003

_____________________________________

(1)  As of the Record Date.
(2)  All directors of AFC also serve as directors of the Association.

     The following table sets forth certain information regarding the non-director executive officers of AFC.

    Name                Age (1)                       Positions Held With AFC
    ----                -------                       -----------------------
Thomas W. Drennan         56           Executive Vice President
Alan P. Eggleston         47           Executive Vice President, General Counsel and Secretary
Arnold K. Greenberg       60           Executive Vice President and Assistant Secretary
Monte N. Redman           50           Executive Vice President and Chief Financial Officer


_____________________________________

(1)  As of the Record Date.



     All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. See "Executive Compensation - Employment Agreements."

     Biographical Information

     The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act.

          Directors and Board Nominees

     George L. Engelke, Jr. has been President, Chief Executive Officer and a director of AFC since its formation in 1993. He has served as Chairman of the Board and Chairman of the Board of Directors of the Association since April 1997. A certified public accountant, he joined the Association in 1971 as Vice President and Treasurer. He was named Executive Vice President and Treasurer in 1974, Chief Operating Officer in 1986 and President and Chief Executive Officer in 1989. He has served as a director of the Association since 1983. Mr. Engelke serves as a director of the Community Preservation Corporation and the Advisory Board of Neighborhood Housing Services of New York City, Inc. He is a director of the Federal Home Loan Bank of New York and a member of the Thrift Institutions Advisory Panel to the Federal Reserve Bank of New York. He is a member of the Board of Trustees of Long Island

University. He is a past Chairman and currently a director of the Community Bankers Association of New York State and a member of the Government Affairs Steering Committee, the Government Affairs Council and a former director of America's Community Bankers. Mr. Engelke previously served as a member of the Financial Accounting Standards Advisory Council.

     Gerard C. Keegan has been Vice Chairman, Chief Administrative Officer and a director of AFC and the Association since September 30, 1997, when he joined AFC following the acquisition of The Greater New York Savings Bank, or The Greater, and its merger with and into the Association, referred to as The Greater Acquisition. Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997. He is a member of the Board of Trustees of St. Francis College.

     Andrew M. Burger has been a director of AFC since its formation in 1993 and is the former President of Atlantic Iron Works, Inc. He has served as a director of the Association since 1975.

     John J. Conefry, Jr. has served as Vice Chairman and a director of AFC since September 30, 1998 when he joined AFC following the acquisition of Long Island Bancorp, Inc., or LIB, and the merger of LIB with and into AFC and the merger of LIB's wholly owned subsidiary, LISB, with and into the Association, referred to as the LIB Acquisition. He served as an executive officer of AFC from September 30, 1998 to December 29,2000. Since December 30, 2000, he has served as Chairman of AFC's Litigation Advisory Committee which was established in connection with the action entitled The Long Island Savings Bank FSB v. The
                                       ---------------------------------------
United States pending before the United States Court of Federal Claims. See
-------------
"Transactions with Certain Related Persons" below. Prior to joining AFC, Mr. Conefry served as Chief Executive Officer of LISB from 1993 and of LIB from 1994 through the consummation of the LIB Acquisition. He was named President of LIB and LISB in 1996. Mr. Conefry served as a director of LISB from 1980 and of LIB from 1993. He was named Vice Chairman of LISB in 1993. He served as Chairman of the Board of Directors of LIB and of LISB from 1994. Prior to joining LISB in 1993, Mr. Conefry was employed by Merrill Lynch, Pierce, Fenner & Smith, Inc., where he served as a Senior Vice President from 1981 to 1993. Prior to that, he was a partner in the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte & Touche LLP. Mr. Conefry also serves on a number of boards of not-for-profit organizations. He serves as Chairman of the Board of Trustees of Hofstra University.

     Denis J. Connors has been a director of AFC since its formation in 1993 and is the former Chairman and Chief Executive Officer of Curran & Connors, Inc., a designer and publisher of annual reports. He has served as a director of the Association since 1990.

     Robert J. Conway has been a director of AFC since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1983. Mr. Conway was employed by AMF Bowling, Inc. for 29 years. His last position with AMF Bowling, Inc. was Corporate Vice President and Group Executive of the Worldwide Bowling Products Group. He has worked as a professional equities trader.

     Thomas J. Donahue, a certified public accountant, has been a director of AFC since its formation in 1993 and retired as a partner of Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP, in 1986. Following his retirement and prior to becoming a director of the Association, Mr. Donahue served as president and a director of other savings institutions from 1987 to 1990. He has served as a director of the Association since 1990.

     Peter C. Haeffner, Jr. has been a director of AFC and the Association since September 30, 1997 following The Greater Acquisition and is Senior Director, Financial Services Group, of Cushman & Wakefield, Inc., a real estate firm. Mr. Haeffner served as Senior Managing Director, Financial Services Group, Corporate Advisory and Finance Division of Cushman & Wakefield, Inc. from December 1997 to December 1998 and as its Eastern Regional Director, Financial Services Group from May 1994 to December 1997. Previously, Mr. Haeffner was President and Managing Director of Sonnenblick-Goldman Company, a real estate firm. for eight years. Mr. Haeffner also serves as a director of Stewart Title Insurance Company of New York and of World Mae Association LLC, a global mortgage banking firm. Mr. Haeffner served as a director of The Greater from 1992 to 1997.

     Ralph F. Palleschi, a certified public accountant, has been a director of AFC and the Association since 1996. In 1983, he co-founded First Long Island Investors, Inc., a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended, and a registered broker/dealer with the National Association of Securities Dealers, Inc. He continues to serve as a director and is President and Chief Operating Officer of such company. He has also served from 1993 to 1997 as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President - Finance and Chief Financial Officer of Entenmann's Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP.

     Lawrence W. Peters has been a director of AFC and the Association since September 30, 1998, following the completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He joined LISB in 1989 as a Senior Executive Vice President and Chief Lending Officer. Mr. Peters retired from his management position with LISB in 1995 and rejoined LIB and LISB as President and Chief Operating Officer in 1997. Prior to initially joining LISB, Mr. Peters was employed by The Dime Savings Bank of New York, F.S.B. as Vice Chairman and a director, and was in charge of all lending functions.

     Thomas V. Powderly has been a director of AFC and the Association since January 31, 1995, following the acquisition of Fidelity New York, F.S.B., or Fidelity, by the Association, referred to as the Fidelity Acquisition. He served Fidelity in a variety of capacities prior to the Fidelity Acquisition. From 1986 to 1990, he served as Executive Vice President. In 1990, he was appointed President and Chief Operating Officer and in 1992 was named Chief Executive Officer. He was named Chairman of the Board of Directors of Fidelity in 1993. From 1993 until January, 1995, he served as Chairman and Chief Executive Officer. Prior to 1986, Mr. Powderly held positions with Edward S. Gordon, Inc., a commercial real estate brokerage and management firm, and with several thrift institutions.

     Leo J. Waters has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1990. Mr. Waters is the President of a private investment consulting firm.

     Donald D. Wenk has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1974. From 1992 until 1994, Mr. Wenk served as Chairman of the Board of Directors of LISB. From 1994 until 1996, Mr. Wenk served as Chairman of the Executive Committee of the Boards of Directors of LIB and LISB. He is the Chairman of the Board of Directors of American Casting & Manufacturing Corporation.

          Executive Officers Who Are Not Directors

     Thomas W. Drennan, a certified public accountant, has served as Executive Vice President of AFC since December 1997 and as Senior Vice President from its formation in 1993 to 1997. He is the senior lending officer of the Association. He joined the Association in 1986 as Senior Vice President, Mortgage Services.

     Alan P. Eggleston has served as Executive Vice President and General Counsel of AFC since December 1997 and as Secretary since March 2001. He served as Senior Vice President and General Counsel of AFC from 1996 to 1997. He joined the Association in 1993 as Vice President and General Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. He is responsible for the legal, auditing and security areas of the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions.

     Arnold K. Greenberg has served as Executive Vice President of AFC since December 1997, and as Senior Vice President from its formation in 1993 to 1997. He is responsible for retail operations, human resources and facilities of the Association. He joined the Association in 1975 as Vice President and was appointed Senior Vice President in 1979 and Executive Vice President in 1997. In 1986, Mr. Greenberg became Senior Vice President, Administration and Operations, and in January of 1993, Senior Vice President, Consumer Services.

     Monte N. Redman has served as Executive Vice President and Chief Financial Officer of AFC since December 1997. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President, Investment Officer in 1985, in 1989 was appointed Senior Vice President, Treasurer and Chief Financial Officer and, in 1997 was appointed Executive Vice President and Chief Financial Officer. He also serves as member of the Board of Directors of the National Tourette Syndrome Association.

     There is no family relationship between any director, any Board Nominee, any officer or any significant employee of AFC, except that Mr. Conefry's spouse is the niece of the sister-in-law of Mr. Conway.

     Section 16(a) Beneficial Ownership Reporting Compliance

     AFC recently became aware that Peter C. Haeffner, Jr., a director of AFC, inadvertently failed to report the purchase in April 1999 of 100 shares of AFC Common Stock by his spouse. Pursuant to Rule (S)240.16a-6 of the Securities and Exchange Commission, or SEC, this transaction was required to be reported by Mr. Haeffner on Form 5 on or prior to February 14, 2000. An amended Form 5 has been filed. AFC believes that, other than Mr. Haeffner's report, all filing requirements under Section 16a of the Exchange Act applicable to its directors, executive officers and holders of more than ten percent (10%) of AFC Common Stock outstanding were complied with in 2000.

Committees and Meetings of the Board

     The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, President and Chief Executive Officer or any three (3) members of the Board. During the fiscal year ended December 31, 2000, the Board met twelve (12) times. No director attended less than seventy five percent (75%) of the total number of meetings held by the Board and its committees on which such director served. The Board has established three (3) standing committees.

     The Compensation Committee consists of Mr. Connors, as Chairman, and Messrs. Burger, Donahue, Palleschi and Wenk. Mr. Engelke serves ex officio as a non-voting member of the Compensation Committee. The function of the Compensation Committee is to review the performance and compensation of the officers of AFC, make recommendations to the Board with respect thereto and administer the Astoria Financial Corporation 1993 Incentive Stock Option Plan, or the Incentive Option Plan, the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 1996 Officer Option Plan, the 1999 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, or the 1999 Officer Option Plan, including the granting of options pursuant thereto, the 1996 Stock Option Plan for Outside Directors of Astoria Financial Corporation, or the 1996 Directors Option Plan, and the 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation or the 1999 Directors Option Plan. This committee meets as needed and met three (3) times during 2000.

     The Nominating Committee currently consists of Messrs. Burger, Connors, Donahue, Keegan and Wenk. The purpose of this committee is to recommend to the Board nominees for election to the Board with respect to those directorships which become vacant or whose terms expire at the next annual meeting of shareholders, to review any nominations for election to the Board made by any shareholder of AFC and to determine compliance with the provisions of the Bylaws of AFC applicable thereto. See "Additional Information - `Shareholders Proposals' and `Notice of Business to be Conducted at an Annual Meeting'." The committee meets as needed and met one (1) time during 2000.

     The Audit Committee consists of Mr. Donahue, as Chairman, and Messrs. Burger, Connors, Haeffner, Palleschi and Waters. The function of the Audit Committee is to carry out the duties and responsibilities set forth in the Charter of the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement, including but not limited to, reviewing (i) the scope and results of the audits and reviews performed by the internal and the independent auditors of AFC, (ii) the internal controls and accounting systems and policies of AFC, (iii) the basis for certain reports to the Association's regulatory authorities, and (iv) reports of examination of AFC and the Association issued by the Office of Thrift Supervision or other regulatory authorities. This committee meets, at a minimum, on a quarterly basis, and met four (4) times during 2000. See "Audit Committee - Report of the Audit Committee" below.

Transactions with Certain Related Persons

     It is the policy of AFC and the Association that all transactions, including loans, between AFC or the Association and its directors, executive officers, members of their families, holders of ten percent (10%) or more of the shares of any class of its common stock, and affiliates thereof, will be made in the ordinary course of AFC's and the Association's business and contain terms no less favorable to AFC or the Association than could have been obtained in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of AFC or the Association, respectively, not having any interest in the transaction or, as allowed by law, are benefits provided generally to all full time employees of the Association on a nondiscriminatory basis and such benefits have been similarly approved by the Board. Loans may not involve more than the normal risk of collection or present other unfavorable features. All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association's policy in this regard and have not been disclosed as non-accrual, past due, restructured or potential problem loans.

     During 2000, AFC and the Association merged the LISB ESOP with and into the Association ESOP and restructured the indebtedness with AFC, which the Association ESOP trust and the LISB ESOP trust had incurred for the purpose of acquiring the shares of AFC Common Stock held by such trusts at the time the ESOPs were established. This transaction is referred to as the ESOP Restructure. The ESOP Restructure was designed to stabilize the benefits and costs associated with providing ESOP benefits, maintain the tax qualified status of the LISB ESOP and better align the interests of the Association's employees with that of AFC's shareholders.

     Pursuant to the ESOP Restructure, two separate loans extended by AFC, one with an outstanding balance of $18,614,833 and a maturity date of December 31, 2005 that was secured by a collateral pledge of 1,186,547 shares of AFC Common Stock and one with an outstanding balance of $20,978,881 and a maturity date of April 14, 2009 that was secured by a collateral pledge of 1,635,232 shares of AFC Common Stock, were renegotiated effective as of January 1, 2000. Each renegotiated loan has a maturity date of December 31, 2029 and provides, in general for level annual payments of principal and interest designed to fully amortize the outstanding principal amount as of the maturity date. To secure the ESOP trustees' agreement to the ESOP Restructure, the Association and AFC agreed to make additional cash contributions to the ESOP of $l,000,000 for calendar year 2000 and $1,200,000 for calendar years 2001 through 2009, to pass through to ESOP participants a negotiated portion of the dividends on shares held as collateral security that would otherwise be used to make loan payments, to make certain prepayments on the loans (until paid in full) if necessary to assure that annual loan payments would result in a release from the collateral pledge for allocation to ESOP participants of shares with a minimum fair market value equal to 14% of the compensation base of ESOP participants; and to limit the use of the proceeds of sale of collateral to repay the outstanding loans.

     The Association ESOP was also amended as part of the ESOP Restructure to provide that in the event of a change of control of AFC or the Association, as defined in the Association ESOP, the Association ESOP would be terminated, all participants would become fully vested in their accounts and the remaining loans would either be repaid or forgiven such that all remaining shares securing the indebtedness, less those which, prior to 2010, would be liquidated to repay the indebtedness, would be released and allocated to then active participants' accounts based on their relative account balances.

     Effective December 29, 2000, AFC entered into an agreement, or the Settlement Agreement, with John J. Conefry, Jr. pursuant to which Mr. Conefry resigned as an executive officer of AFC and his rights pursuant to his employment agreement with AFC were settled. Pursuant to the Settlement Agreement, AFC paid to Mr. Conefry an aggregate amount equal to $5.8 million and will continue to provide him with life and health insurance coverage on the same basis as if he had remained an employee of AFC for a period of three years. Mr. Conefry remains a director of AFC and the Association and, on December 30, 2000, assumed the role of Chairman of AFC's Litigation Advisory Committee, established in connection with the action entitled The Long Island Savings Bank FSB v. The
                                       ---------------------------------------
United States pending before the United States Court of Federal Claims, pursuant
-------------
to a Litigation Advisory Committee Consulting

Agreement, or the Consulting Agreement, entered into as of April 2, 1998. The Consulting Agreement provides for the payment of a retainer to Mr. Conefry equal to $400,000 per annum and may be terminated at the option of AFC effective no earlier than September 30, 2001.

     For a discussion of the compensation received by directors, Board Nominees and executive officers, see "Director Compensation" and "Executive Compensation."

Security Ownership of Management

     The following table sets forth certain information concerning the interests in AFC Common Stock as of the Record Date of each director or Board Nominee of AFC, each executive officer of AFC named in the Summary Compensation Table and all directors and executive officers of AFC as a group. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

                                                          Amount and Nature
     Name of Beneficial Owner                       of Beneficial Ownership (1)(2)          Percent of Class (3)
     ------------------------                       -----------------------------           --------------------
George L. Engelke, Jr.                                        983,570 (4)                           1.99
Gerard C. Keegan                                              153,487 (5)
Andrew M. Burger                                               98,315
John J. Conefry, Jr.                                           45,578 (6)
Denis J. Connors                                              112,543 (7)
Robert J. Conway                                               80,672
Thomas J. Donahue                                             120,966 (8)
Peter C. Haeffner, Jr.                                         18,048 (9)
Ralph F. Palleschi                                             17,000
Lawrence W. Peters                                             45,838
Thomas V. Powderly                                             53,000 (10)
Leo J. Waters                                                  44,503 (11)
Donald D. Wenk                                                107,086 (12)
Arnold K. Greenberg                                           462,642 (13)
Monte N. Redman                                               244,721 (14)
Thomas W. Drennan                                             227,492 (15)
All directors, Board Nominees and executive
officers as a group (17 persons)                            2,663,204 (16)                          5.30

 _____________
(1) Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.
(2) Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Engelke (401,100 shares), Mr. Keegan (91,000 shares), Mr. Burger (78,314 shares), Mr. Conefry (6,000 shares), Mr. Connors (65,314 shares), Mr. Conway (63,087 shares), Mr. Donahue (85,314 shares), Mr. Haeffner (12,000 shares), Mr. Palleschi (14,000 shares), Mr. Peters (33,001 shares), Mr. Powderly (6,000 shares), Mr. Waters (28,807 shares), Mr. Wenk (71,911 shares), Mr. Greenberg (22,500 shares), Mr. Redman (140,282 shares), Mr. Drennan (100,282 shares), and all directors, Board Nominees and executive officers as a group (1,279,486 shares).
(3) Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).
(4) Included are 253,889 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power, 9,656 shares of AFC Common Stock as to which he has shared voting and no investment power, and 8,983 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(5) Included are 25,389 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power and 3,891 shares of AFC Common Stock as to which he has shared voting and no investment power.
(6) Included are 580 shares of AFC Common Stock as to which Mr. Conefry has shared voting and no investment power.
(7) Included are 23,000 shares of AFC Common Stock as to which Mr. Connors has shared voting and investment power.
(8) Included are 35,650 shares of AFC Common Stock as to which Mr. Donahue has shared voting and investment power.
(9) Included are 300 shares of AFC Common Stock as to which Mr. Haeffner has shared voting and investment power.
(10) Included are 6,784 shares of AFC Common Stock as to which Mr. Powderly has shared voting and investment power.
(11) Included are 285 shares of AFC Common Stock as to which Mr. Waters has shared voting and investment power.
(12) Included are 1,150 shares of AFC Common Stock as to which Mr. Wenk has shared voting and investment power.
(13) Included are 252,101 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power, 9,656 shares of AFC

        Common Stock as to which he has shared voting and no investment power, and 14,465 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(14) Included are 956 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power, 9,656 shares of AFC Common Stock as to which he has shared voting and no investment power, and 10,180 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(15) Included are 55,418 shares of AFC Common Stock as to which Mr. Drennan has shared voting and investment power, 9,656 shares of AFC Common Stock as to which he has shared voting and no investment power, and 10,632 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(16) Included are 423,566 shares of AFC Common Stock as to which directors, Board Nominees and executive officers, as a group, have shared voting and investment power, 50,629 shares of AFC Common Stock as to which they have shared voting and no investment power, and 45,969 shares of AFC Common Stock as to which they have shared voting and sole investment power.

Director Compensation

        Directors' and Other Fee Arrangements

        All non-employee directors of AFC receive an annual retainer of $20,000. No additional fees for attendance at Board or committee meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association receive an annual retainer of $40,000. No additional fees for attendance at Association Board of Directors or committee meetings are paid. During 2000, these fees which had not been adjusted since 1993 were $15,000 and $30,000 per annum, respectively.

        Directors' Option Plans

        AFC maintains the AFC 1993 Stock Option Plan for Outside Directors, or the 1993 Directors Option Plan, and the 1996 Directors Option Plan, pursuant to which options were previously granted to directors, but which have remained frozen by the Board since 1996 and 1999, respectively. AFC also maintains the 1999 Directors Option Plan pursuant to which non-employee directors of APC and the Association are granted options on terms previously approved by the shareholders of AFC.

        Pursuant to the 1999 Directors Option Plan, each person who first becomes a non-employee director of AFC or the Association after May 19, 1999 is granted, on the 15th day of the month following the month in which he or she becomes a non-employee director, an option to purchase 4,000 shares of AFC Common Stock at an exercise price per share equal to the closing bid quotation for AFC Common Stock on The Nasdaq Stock Market on the date of grant. In addition, on January 15th of each succeeding year, each person who is then a non-employee director receives a grant of an option to purchase an additional 2,000 shares of AFC Common Stock at an exercise price per share equal to the closing bid quotation for AFC Common Stock on The Nasdaq Stock Market on the date of grant. All options granted pursuant to the 1999 Directors Option Plan vest and become exercisable upon grant.

        All options granted under the 1993 Directors Option Plan, the 1996 Directors Option Plan or the 1999 Directors Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director's options immediately terminate.

        Directors' Retirement Plan

        This plan provides retirement benefits for directors with at least 10 years of service, who are not and have not been employees of AFC, the Association or any of their predecessors in interest. The benefit is a life annuity payable beginning in the month following termination of service as a director or attainment of age 65, whichever is later. The annual benefit amount is equal to 100% of the annualized aggregate rate of fees paid for service as a non-employee director of AFC or the Association for the last month of service prior to retirement, reduced by 5% for each year that the director's years of service is less than 20 years. In the event of a change of control of AFC or the Association, each director may require the Association or its successor to pay either (1) a lump sum payment, within 30 days following the change of control or upon the director ceasing to serve as a director, whichever is later, equal to the actuarially determined present value of the future benefits payable to the director or (2) an amount into a grantor trust adequate to fund the benefits as they become otherwise due. Pursuant to the terms of the plan, the LIB Acquisition constituted a change of control of AFC. In March 1999. AFC and the Association amended this plan to provide that no director who first joins the Board or the Board of Directors of the Association after March 1, 1999 will be eligible to participate in the plan.

        Directors Deferred Compensation Plan

        Pursuant to this plan, outside directors of either AFC or the Association may elect to defer receipt of all or any part of their directors' fees. Deferred fees are carried on the books of AFC as an unfunded obligation and are credited with interest quarterly at a rate equal to the average of AFC's consolidated cost of funds and yield on investments for the preceding quarter, unless the cost of funds exceeds the yield on investments, in which case the rate is based upon the preceding quarter's consolidated yield on investments. In the event of a change of control of AFC or the Association, each participating director may elect that his fees, with accrued interest, be placed in a grantor trust established for the benefit of the director, applied to the purchase of an insurance company annuity contract, or be paid directly by AFC or its successor.

        Directors' Death Benefit

        This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the decedent's designated beneficiary will receive from AFC a payment equal to the decedent's aggregate directors' fees for the last month of service as a director of AFC and the Association annualized. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease.

Executive Compensation

        The Report of the Compensation Committee on Executive Compensation and the Stock Performance Chart shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed "soliciting materials" filed with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

        Report ofthe Compensation Committee on Executive Compensation

        Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC's Chief Executive Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

        General. The compensation of the executive officers of AFC for fiscal year 2000 was reviewed by the Compensation Committee of AFC in December 1999 and January 2000 and was ratified and approved by the Board.

        The Compensation Committee of AFC met on three (3) occasions during fiscal 2000. It met to review corporate performance against established target awards, performance goals and corporate performance measures to determine the awards to be made to the executive officers pursuant to the Astoria Financial Corporation Executive Officer Incentive Plan, or the Executive Incentive Plan, for 1999 and to establish target awards, performance goals and corporate performance measures to be utilized with respect to the executive officers pursuant to the Executive Incentive Plan for 2000. The Committee also met and granted stock options under the 1999 Officer Option Plan to, among others, executive officers, reviewed the performance of the executive officers and established compensation levels for the executive officers of AFC for fiscal year 2001.

        Executive Compensation Philosophy. The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers who will manage AFC in a manner to promote prudent growth and profitability and advance the interests of its shareholders. The compensation program is designed to provide levels of compensation which are competitive and reflective of the organization's performance in achieving its goals and objectives, both financial and non-financial, as determined in its business plan. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executives upon retirement based upon the length of service provided to AFC and the Association and the appreciation of AFC Common Stock.

        In structuring its executive compensation program, AFC considers the before and after tax financial impact the program will have on AFC and the Association. Section 162(m) of the Code places a limitation of $1 million on the deductibility by AFC of certain elements of compensation earned by each of the executives named in the "Summary Compensation Table" on page 16, referred to individually as a Named Executive or collectively as the Named Executives, who were employed by AFC or the Association at year end. This limitation does not apply to all institutions within AFC's industry or to all companies from which it would recruit executive personnel. AFC has generally submitted compensation and benefit plans to its shareholders for approval in order to maintain the deductibility of payments made to the Named Executives. As a result of the approval of such plans and based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not impact the financial condition or results of operations of AFC for the year ended December 31, 2000.

        The executive compensation program of AFC consists of four (4) elements: base salary, short-term incentive compensation, long-term incentive compensation and retirement benefits. The following is a discussion of each of these components.

        Base Salary. Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary is considered in conjunction with the short-term incentive compensation component of the esecutive compensation program. Base salary is set at a level to provide a reasonably competitive level ofbase compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term incentive component of the compensation program.

        To determine whether or not base salary and short-term incentive compensation, discussed below, for 2000 were set at levels that were competitive, the Compensation Committee reviewed a number of sources of information, including the SNL Executive Compensation Review 1999, Thrift Institutions, and the SNL Executive Compensation Review 1999, Commercial Banks. Particular emphasis was placed on those institutions that were of similar asset size and standing to that of AFC.

        As a result of their analysis, the Compensation Committee in December 1999 approved, and the Board ratified, total 2000 base salary compensation for the then eight (8) executive officers of $3,520,000, compared to $3,315,000 paid to such officers for 1999. The Chief Executive Officer received a salary increase to $810,000 per annum. The remaining seven (7) executive officers received increases for 2000 averaging 5.65%, ranging from a high of 10.00% to a low of 0.0%. All such increases reflected contributions to the goals and objectives of AFC and the increased cost of living within the market from which AFC draws its workforce.

        Short-term Incentive Compensation. Short-term incentive compensation consists of awards paid pursuant to the Executive Incentive Plan. The Board and Compensation Committee of AFC recognize that the operation of AFC is substantially affected by the environment in which it operates. It is expected that its executives will maintain systems in place to monitor that environment and will take steps to foresee and manage the various risks that such environment presents. The Board and the Compensation Committee also believe that, to be effective, the attainment of targets established under the short-term incentive component of the compensation program should be both attainable, yet challenging.

        The Executive Incentive Plan for 2000 provided for a target incentive equal to sixty-five percent (65%) of base salary for the Chief Executive Officer, sixty and seventeen one-hundredths percent (60.17%) of base salary for Mr. Conefry and forty percent (40%) of base salary in the case of each of the other executive officers. Mr. Conefry did not receive an award under the Executive Incentive Plan for 2000.

        The performance measurement utilized for 2000 was the diluted earnings per share of AFC Common Stock. A series of achievement levels was established, with each level assigned a percentage award from zero percent (0%) up to two hundred percent (200%). The zero percent (0%) award represented performance below a reasonable threshold level of achievement. The Compensation Committee of AFC, which administers the plan, has discretion under the Executive Incentive Plan to reduce an award, but not to increase it.

        For fiscal year 2000, the Compensation Committee, pursuant to the terms of the Executive Incentive Plan, certified that AFC's financial performance resulted in awards of seventy percent (70%) of the applicable target incentive.

        Long-term Incentive Compensation. The long-term incentive compensation portion of AFC's and the Association's compensation program consists of the Incentive Option Plan, the 1996 Officer Option Plan and the 1999 Officer Option Plan. These plans are designed to provide incentives for long-term positive performance of the executive and other officers and to align their financial interests with those of AFC shareholders by providing the opportunity to participate in AFC Common Stock price appreciation, if any, which may occur after the date of grant of stock options pursuant to such Plans.

        See the table on page 9 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC and "Executive Compensation - Incentive Option Plans" on pages 18 and 19 for further information regarding options related to the Named Executives.

        Retirement Benefits. Retirement benefits are designed to provide for an adequate level of income to each executive officer following his or her retirement from AFC and the Association based upon length of service and to support the goals and objectives of the rest of the compensation program. The retirement benefits are provided through the Association ESOP, the Association Incentive Savings Plan, the Association Employees' Pension Plan, or the Pension Plan, the Association Excess Benefit Plan, or the Excess Plan, and the Association Supplemental Benefit Plan, or the Supplemental Plan. See "Executive Compensation - Pension Plans" for a description of the Pension Plan, the Excess Plan and the Supplemental Plan which are all defined benefit pension plans.

        The Association maintains the Association ESOP and ESOP Trusts for the benefit of the salaried employees of AFC and the Association. The Association ESOP provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of restructured loans made by AFC to the Association ESOP. See "Transactions with Certain Related Persons" on pages 8 and 9 above for a discussion of the ESOP Restructure. See the "Summary Compensation Table" on page 16 and the table on page 9 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives.

        Compensation of the Chief Executive Officer. The Compensation Committee met in December 1999 to review the performance of the executive officers during 1999, to establish recommended compensation levels for such officers for 2000 and to commence discussions regarding appropriate goals and participation levels with respect to such officers' participation in the Executive Incentive Plan.

        At the December 1999 meeting, the projected financial performance of AFC and the accomplishment of financial and non-financial goals and objectives of AFC and the Association, as set forth in the prior year business plan, were reviewed as was the performance of the executive officers of AFC. Mr. Engelke provided to the Compensation Committee his insights as to both his own performance and that of the other executive officers.

        The Compensation Committee, based upon these discussions, determined the level of salary for the executive officers, including the Chief Executive Officer, to take effect January 1, 2000. As part of that determination, the Compensation Committee utilized relative information provided in the SNL Executive Compensation Review 1999, Thrift Institutions and the SNL Executive Compensation Review 1999, Commercial Banks. The Compensation Committee recommended, and the Board approved, that the compensation of the Chief Executive Officer be increased from $750,000 per annum in 1999 to $810,000 per annum in 2000. This increase reflected no only the increased cost of living, but also the overall performance of both Mr. Engelke and AFC.

                            Compensation Committee of AFC
            Denis J. Connors, Chairman       Ralph F. Palleschi
            Andrew M. Burger                 Donald D. Wenk
            Thomas J. Donahue                George L. Engelke, Jr. (ex officio)


        Compensation Committee Interlocks and Insider Participation.

        Recommendations to the Compensation Committee of AFC with respect to both executive officers' and non-executive officers' salaries are presented by Mr. Engelke. Mr. Engelke also provides insight to the Compensation Committee regarding his performance and that of the other officers of AFC, both executive and non-executive, and provides other recommendations regarding executive officer compensation. Mr. Engelke is an ex officio member of the Compensation Committee and does not participate in the Committee's deliberations or approval of compensation issues relating to himself. There are no interlocking relationships requiring disclosure in this Proxy Statement between any executive officers of AFC, members of the Compensation Committee of AFC and any other entity.

        Stock Performance Chart.

        The following graph shows a comparison of cumulative total shareholder return on AFC Common Stock for its last five fiscal years commencing on January 1, 1995, with the cumulative total returns of both a broad market index, the Nasdaq (U.S.) Index produced by the Center for Research in Security Prices, or CRSP, and a peer group index, the Nasdaq Financial Stock Index, which is also produced by CRSP. In addition, for comparison purposes, total shareholder returns have been included for the same period for both the SNL Thrift Index and the SNL $5B+ Thrift Asset-Size Index. The peer group index set forth in the graph below consists of a different set of institutions than that considered by the Compensation Committee or the Board in determining the compensation of the executive officers.

                   Comparison of Cumulative Total Return of
         AFC Common Stock and Market, Peer Group and Other Indices (1)


                                    [GRAPH]

                    ---------------------------------------------
                                   Legend

                      _______  AFC Common Stock

                      . . . .  Nasdaq (U.S.) Index

                      .......  Nasdaq Financial Stock Index

                      ___..__  SNL Thrift Index

                      ___ ___  SNL $5B+ Thrift Asset-Size Index

                    ---------------------------------------------

                       AFC Common      Nasdaq (U.S.)           Nasdaq Financial       SNL Thrift        SNL $5B+ Thrift
                       ----------      -------------           ----------------       ----------        ---------------
                         Stock             Index                 Stock Index            Index           Asset-Size Index
                         -----             -----                 -----------            ------          ----------------
Jan.  1, 1996          $100.000          $100.000                  $100.000            $100.000            $100.000
Dec. 31, 1996           164.062           123.036                   128.362             130.300             134.260
Dec. 31, 1997           251.028           150.693                   196.308             221.710             227.470
Dec. 31, 1998           209.560           212.509                   190.728             195.000             199.630
Dec. 31, 1999           143.003           394.921                   189.458             159.290             153.310
Dec. 31, 2000           263.548           237.618                   207.029             254.350             273.770

_______________________________

(1) Assumes $100 invested on January 1, 1996 and all dividends reinvested through the end of AFC's fiscal year ended December 31, 2000.

     Summary Compensation Table

     The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by AFC and the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer, the next four highest paid executive officers of AFC and the Association as of December 31, 2000 who received salary and bonuses in excess of $100,000 for the 2000 fiscal year and any additional individual who would have been listed among the next four highest paid executive officers of AFC and the Association but for the fact that he was not an executive officer as of December 31, 2000.

                                           Annual Compensation                                Long Term Compensation
                                          ---------------------                              ------------------------
                                                                                          Awards                   Payouts
                                                                                 ------------------------         ---------
                                                                     Other                     Securities                  All
                                                                    Annual       Restricted    Underlying                 Other
                                                                    Compen-        Stock        Options/                 Compen-
Name and                                Salary       Bonus          sation         Awards         SARs        LTIP       sation
Principal Positions           Year        ($)        ($)(2)           ($)          ($)(3)        (#)(5)      Payouts     ($)(6)
-------------------           ----      -------      ------         ------       ----------    ----------    -------    ---------
George L. Engelke, Jr.        2000      810,000      368,550          --             --         140,000        --          35,195
 Chairman, President,         1999      750,000      828,750          --             --         113,000        --          33,398
 CEO and Director             1998      684,231      245,230          --             --          86,000        --          60,614

Monte N. Redman               2000      410,000      114,800          --             --          50,000        --          35,195
 Executive Vice               1999      375,000      255,000          --             --          40,000        --          33,398
 President and Chief          1998      320,000       86,640          --             --          35,000        --          60,614
 Financial Officer

Gerard C. Keegan              2000      375,000      105,000          --             --          40,000        --          35,195
 Vice Chairman ,              1999      350,000      238,000          --             --          28,000        --          27,523
 Chief Administrative         1998      350,000       94,765          --             --          20,000        --          54,173
 Officer and Director

Thomas W. Drennan             2000      375,000      105,000          --             --          40,000        --          35,195
 Executive Vice               1999      350,000      238,000          --             --          30,000        --          33,398
 President                    1998      310,000       83,935          --             --          24,000        --          60,614

Arnold K. Greenberg           2000      345,000       96,600          --             --          35,000        --          35,195
 Executive Vice               1999      320,000      217,600          --             --          28,000        --          33,398
 President                    1998      300,000       81,225          --             --          20,000        --          60,614

John J. Conefry, Jr. (1)      2000      700,000            0          --             --               0        --       5,847,700
 Vice Chairman                1999      700,000      663,000          --             --          90,400        --          23,986
 and Director                 1998      175,000       49,046          --        421,250 (4)     444,294 (4)    --           9,689

________________________________

(1) Amounts indicated reflect amounts paid for 1998, 1999 and 2000 by AFC and do not include amounts paid to Mr. Conefry by LIB or LISB prior to the LIB Acquisition.

(2) For 1998, consists of payments pursuant to the Astoria Financial Corporation and Astoria Federal Savings and Loan Association Annual Incentive Plan for Select Executives and, for 1999 and 2000, consists of payments pursuant to the Executive Incentive Plan. These plans are short-term incentive plans. See "Executive Compensation - Report of the Compensation Committee on Executive Compensation."

(3) Represents the value, based upon the closing price of AFC Common Stock as quoted on The Nasdaq Stock Market on the date of the award, of awards of 10,000 shares of AFC Common Stock made to Mr. Conefry pursuant to the Association Recognition and Retention Plan for Officers and Employees on September 30, 1998. As to the award reflected in the table, the remaining unvested portion vested and was distributed on January 10, 2000.

(4) Restricted stock and options, excluding options to acquire 68,800 shares of AFC Common Stock, were awarded or granted in connection with the LIB Acquisition. Options granted in connection with the LIB Acquisition reflect the grant of an option to acquire 25,000 shares of AFC Common Stock granted upon consummation of the LIB Acquisition and the grant of options the effect of which was to convert outstanding options to acquire the common stock of LIB into options to acquire AFC Common Stock.
(5) Options with limited stock appreciation rights, or LSARs, attached were granted to the Named Executives during 2000, 1999 and 1998, except for Mr. Conefry who received grants of option with LSARs attached from AFC only during 1999 and 1998. No freestanding stock appreciation rights, or SARs, have been granted to the Named Executives. See "Executive Compensation - Incentive Option Plans" on pages 18 and 19.
(6) Represents the fair market value of AFC Common Stock and cash which was allocated under the Association ESOP and the LISB ESOP to the account of the Named Executive for the year ended December 31, 2000, 1999 and 1998, respectively, except for Mr. Conefry who received allocations under the Association ESOP and LISB ESOP only during 1999 and 1998, based upon the closing price per share of AFC Common Stock of $54.313, $30.438 and $45.75 as quoted on The Nasdaq Stock Market on December 29, 2000 and December 31, 1999 and 1998, respectively. The amount shown for Mr. Conefry for 2000 reflects the sums paid to Mr. Conefry pursuant to the Settlement Agreement. See "Transactions with Certain Related Persons" on pages 8 and 9 above.

     Employment Agreements

     AFC and the Association have entered into employment agreements with each of the executive officers. The employment agreements each provide for a three-year term. The Association's employment agreements each run from the first day of January. Prior to January 1st each year, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be 3 years. Prior to January 1, 2001, such employment agreements were so extended. The agreements with AFC automatically extend daily, so as to maintain their original term, unless written notice of non-renewal is given by the Board. No such notice has been given to any current executive officer.

     The employment agreements provide for minimum salaries and the executives' participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain, for the benefit of the executives, directors' and officers' liability insurance and will indemnify the executives on prescribed terms for claims and related costs and liabilities arising from the services provided pursuant to the employment agreements for a period of six years beyond the termination of such agreements.

     The employment agreements provide for termination of each of the executives' employment at any time by AFC or the Association with or without cause. Each executive would be entitled to a severance payment in the event the executive's employment terminates (1) due to AFC's or the Association's respective (A) failure to reflect the executive to his current office, and in Messrs. Engelke's and Keegan's employment agreements, to the Board; (B) failure by whatever cause to vest in the executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive's base salary or other change to the terms and conditions of the executive's compensation and benefits which either individually or in the aggregate, as to such executive, has a material adverse effect on the aggregate value of the total compensation package provided to such executive; or (D) relocation of the executive's principal place of employment outside of Nassau or Queens Counties of New York; or (2) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (1) above or following a change of control, as defined in the agreements; (C) following the executive's attainment of mandatory retirement age for executive officers (currently 70 years of age); (D) death; (E) long term disability; or (F) expiration of the term of the employment agreement.

     The severance payment to which an executive would be entitled includes: (1) continued life, medical and disability insurance benefits for the remainder of the contract term; (2) a lump sum payment equal to the salary, potential incentive compensation, present value of pension benefits, and the profit-sharing and ESOP benefits the executive would have earned during the remainder of the contract term; (3) accelerated vesting of all outstanding options and restricted stock awards; and (4) a cash settlement, at the election of AFC or the Association, of all outstanding options and restricted stock awards.

     For any taxable year in which an executive would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payment, sufficient to maintain the after-tax severance benefit as though the excise tax specified in
Section 4999 of the Code did not apply.

     Incentive Option Plans

     The following table sets forth all grants of options (and LSARs) under the 1999 Officer Option Plan to the Named Executives during 2000 and contains certain information about the potential value of these options based upon certain assumptions as to the appreciation of AFC Common Stock over the life of the option. During 2000, no options or SARs were granted pursuant to either the Incentive Option Plan or the 1996 Officer Option Plan, nor did AFC adjust or amend the exercise price of any stock options or SARs previously awarded to any of the Named Executives.

                    Option/SAR Grants in Last Fiscal Year

                                                                                                    Potential
                                                                                               Realizable Value at
                                                                                                  Assumed Annual
                                                                                                  Rates of Stock
                                                                                                      Price
                                                                                                   Appreciation
                                                Individual Grants                              for Option Term (3)
                         ---------------------------------------------------------       --------------------------------
                                          % of Total
                                          Options/
                          Securities      SARs
                          Underlying      Granted to     Exercise
                          Options/        Employees      or Base
                          SARs            in Fiscal      Price Per     Expiration
                          Granted (1)     Year           Share (2)        Date                 5%                10%
                         ---------------------------------------------------------       --------------------------------
George L. Engelke, Jr.     140,000         24.60%        $49.6875       12/19/2010        $ 4,374,748         $11,086,471
Monte N. Redman             50,000          8.78%        $49.6875       12/19/2010        $ 1,562,410         $ 3,959,454
Gerard C. Keegan            40,000          7.03%        $49.6875       12/19/2010        $ 1,249,928         $ 3,167,563
Thomas W. Drennan           40,000          7.03%        $49.6875       12/19/2010        $ 1,249,928         $ 3,167,563
Arnold K. Greenberg         35,000          6.15%        $49.6875       12/19/2010        $ 1,093,687         $ 2,771,618
John J. Conefry, Jr.             0          0.00%            N.A.             N.A.        $         0         $         0

___________________

(1) Each Named Executive who received an option grant received an option to purchase 2,012 shares of AFC Common Stock which are intended to qualify as an incentive stock option. The remainder are non-qualified stock options. All options granted to the Named Executives have a ten year term and vest on January 10, 2004. See "Executive Compensation - Employment Agreements" on page 17. All such options also vest and become immediately exercisable upon death, disability, retirement or in the event of a change in control or threatened change in control, as defined in the 1999 Officer Option Plan. All such options were granted in tandem with LSARs which provide that, in the event of a change in control, during the period commencing on the change in control and ending at the latter of six (6) months following such date or thirty (30) days following the earliest date on which the Named Executive may exercise the LSAR without subjecting himself to liability under Section 16 of the Exchange Act, the Named Executive may, in lieu of exercising the option, surrender the option and receive a payment in cash, on a per share basis, equal to the difference between the exercise price per share and the greater of (1) the highest price paid per share of AFC Common Stock by any person who initiated or sought to effect the change in control during the one-year period ending on the date of the change in control or (2) the average of the fair market value per share as defined In the 1999 Officer Option Plan over the last ten trading days preceding the date of exercise of the LSAR.
(2) The exercise price may be paid in whole or in part in cash or through the surrender of previously held shares of AFC Common Stock.
(3) The amounts stated assume the specified annual rates of appreciation only. Actual experience is dependent on the future performance of AFC Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

     The following table provides certain information with respect to options exercised by the Named Executives during 2000 and the number of shares of AFC Common Stock represented by outstanding stock options held by the Named Executives as of December 31, 2000. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any outstanding stock options and the closing price per share of AFC Common Stock of $54.313 as quoted on The Nasdaq Stock Market on December 29, 2000.

                                            Fiscal Year End Option/SAR Values

                                                                    Number of                Value of
                                                                    Securities Underlying    Unexercised
                                                                    Unexercised              in-the-Money
                                                                    Options/SARS             Options/SARs
                                                                    at Fiscal Year-          at Fiscal Year-
                                                                    End (#)                  End ($)
                          Shares Acquired                           Exercisable/             Exercisable/
    Name                  on Exercise (#)    Value Realized (1)     Unexercisable            Unexercisable(2)
---------------------     ---------------    ------------------     -------------            ----------------
George L. Engelke, Jr               0            $        0         401,100 / 339,000        $15,046,804 / $4,204,607
Monte N. Redman                     0            $        0         140,282 / 125,000        $ 4,898,884 / $1,532,562
Gerard C. Keegan                    0            $        0         128,500 /  88,000        $ 4,974,281 / $1,054,294
Thomas W. Drennan                   0            $        0         100,282 /  94,000        $ 3,226,364 / $1,140,172
Arnold K. Greenberg                 0            $        0          22,500 /  83,000        $   183,130 / $1,031,166
John J. Conefry, Jr.          190,417            $6,037,428         218,700 /       0        $ 4,015,348 / $        0

_____________________

(1) Represents the fair market value per share of AFC Common Stock as quoted on The Nasdaq Stock Market on the day the option was exercised minus the exercise price per share of the option exercised times the number of shares of AFC Common Stock as to which the option was exercised.

(2) Represents the fair market value per share of AFC Common Stock at fiscal year end based upon the closing price of $54.313, as quoted on The Nasdaq Stock Market on December 29, 2000, minus the exercise price per share of the options outstanding times the number of shares of AFC Common Stock as to which the option relates. Excluded are options with an exercise price in excess of $554.313.

     Pension Plans

     The Employees' Pension Plan is a non-contributory defined benefit pension plan for the benefit of eligible employees. The Excess Plan is a non-qualified plan that provides benefits that would have been provided under the Employees' Pension Plan but for the maximum annual benefit limitation in Section 415 of the Code ($126,173 for 2000, payable in the form of a ten-year certain and continuous annuity at age 65) and the maximum annual compensation limitation in
Section 401(a)(17) of the Code ($170,000 for 2000). The Supplemental Plan is a non-qualified plan under which selected participants in the Employees' Pension Plan receive the retirement benefits that would have been provided under the Employees' Pension Plan had the benefit formula in effect immediately prior to January 1, 1989 remained in effect.

     The following tables set forth the estimated annual benefits payable under the defined benefit pension plans described above upon retirement at age 65 in calendar year 2000, expressed in the form of a ten-year certain and continuous annuity, for the highest five-year average annual base wage (referred to in the table as remuneration) and years of service classifications specified.

Pension and Excess Plans
                                                            Creditable  Years  of Service at Age 65 (1)
                                    ----------------------------------------------------------------------------------------
Remuneration (2)                            15                20                  25                 30               35(3)
------------                             --------          --------            --------           --------          --------
      $  125,000                         $ 26,800          $ 35,800            $ 44,700           $ 53,600          $ 53,600
         150,000                           32,800            43.800              54,700             65,600            65,600
         175.000                           38,800            51,800              64.700             77,600            77,600
         200,000                           44,800            59.800              74,700             89,600            89,600
         225,000                           50,800            67,800              84,700            101,600           101,600
         250,000                           56,800            75,800              94,700            113,600           113,600
         300,000                           68,800            91,800             114,700            137,600           137,600
         400,000                           92,800           123,800             154,700            185,600           185,600
         450,000                          104,800           139,800             174,700            209,600           209,600
         500,000                          116,800           155,800             194,700            233,600           233,600
         750,000                          176,800           235,800             294,700            353,600           353,600
       1,000,000                          236,800           315,800             394,700            473,600           473,600

Pension, Excess and Supplemental Plans
                                                            Creditable  Years  of Service at Age 65 (1)
                                    ----------------------------------------------------------------------------------------
Remuneration (2)                            15                20                  25                 30               35(3)
------------                             --------          --------            --------           --------          --------
      $  125,000                         $ 31,700          $ 42,300            $ 52,800           $ 63,400          $ 63,400
         150,000                           39,200            52,300              65,300             78,400            78,400
         175,000                           46,700            62,300              77,800             93,400            93,400
         200,000                           54,200            72,300              90,300            108,400           108,400
         225,000                           61,700            82,300             102,800            123,400           123,400
         250,000                           69,200            92,300             115,300            138,400           138,400
         300,000                           84,200           112,300             140,300            168,400           168,400
         400,000                          114,200           152,300             190,300            228,400           228,400
         450,000                          129,200           172,300             215,300            258,400           258,400
         500,000                          144.200           192.300             240.300            288,400           288,400
         750,000                          219.200           292.300             365.300            438.400           438,400
       1,000,000                          294,200           392.300             490.300            588,400           588,400

(1) The benefits listed in the retirement benefits tables are not subject to any Social Security or other offset amounts.

(2) Remuneration under the Employees' Pension Plan, the Excess Plan and the Supplemental Plan is calculated based upon the amount shown in the column of the "Summary Compensation Table" entitled "Salary" and does not include amounts shown in the column entitled "Bonus." The Employees' Pension Plan is a qualified plan and is subject to the compensation limit, described above, contained in Section 401(a)(17) of the Code for calculating the participant's benefit.

(3)  Benefits do not accrue for service in excess of 30 years.


     The Named Executives, as of December 31, 2000, had the following credited service (i.e., benefit service): George L. Engelke, Jr., 29 years 6 months; Monte N. Redman, 23 years 7 months; Gerard C. Keegan, 29 years 9 months; Thomas
W. Drennan, 14 years 6 months; Arnold K. Greenberg, 25 years 7 months; and John
J. Conefry, Jr., 7 years 4 months.

Audit Committee

     The information set forth in this section, including but not limited to the Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed "soliciting materials" filed with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act..

     It has been and continues to be the practice of the Board to maintain an Audit Committee of the Board. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement and is incorporated by reference into this Section. The Charter specifies the purpose of the Audit Committee, the appointment and composition of its members, procedural matters with respect to its meetings, the responsibilities and duties of the Audit Committee and the reporting of Audit Committee activities and recommendations. AFC Common Stock is listed on The Nasdaq Stock Market. The Board has determined that the members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable.

     Report of the Audit Committee

     Under rules established by the SEC, AFC is required to provide certain data and information regarding the activities of its Audit Committee. In fulfillment of this requirement, the Audit Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

     At its meeting held on March 21, 2001, the Audit Committee reviewed the Consolidated Financial Statements and discussed such statements with the management of AFC. At such meeting and at other meetings held during 2000, the Audit Committee discussed with its independent auditor, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, or SAS 61, "Communication with Auditing Committees." The matters required to be discussed pursuant to SAS 61 include, but are not limited to, significant accounting policies, management judgments and accounting estimates, audit adjustments, if any, disagreements with management, if any, difficulties encountered with management in performing the audit, if any, and fees from management advisory services, if any.

     The Audit Committee has received and reviewed the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has discussed with KPMG LLP the independence of KPMG LLP.

     Based upon the review and discussion referred to in this Report, the Audit Committee, at its meeting held on March 21, 2001, recommended to the Board that the Consolidated Financial Statements be included in the Annual Report on Form 10-K of AFC for the year ended December 31, 2000.

                            Audit Committee of AFC

         Thomas J. Donahue, Chairman             Peter C. Haeffner, Jr.
         Andrew M. Burger                        Ralph F. Palleschi
         Denis J. Connors                        Leo J. Waters

                                PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     AFC's independent auditors, or principal accountant, for the fiscal year ended December 31, 2000 were KPMG LLP. The Board has reappointed KPMG LLP as independent auditors, or principal accountant, for AFC and the Association for the year ending December 31, 2001, subject to ratification of such appointment by the holders of the voting stock of AFC. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     The following chart reflects fees billed or fees estimated to be billed for professional or other services rendered by KPMG LLP for AFC's fiscal year ended December 31, 2000:

       KPMG LLP Fees Billed for the Fiscal Year ended December 31, 2000


                           Financial Information
                             Systems Design and
Audit Fees (1)              Implementation Fees            All Other Fees (3)
--------------              -------------------            ------------------
  $ 360,200                          $0                        $371,000


_________________

(1) Audit Fees reflect aggregate fees billed for professional services rendered for the audit of AFC's Consolidated Financial Statements and the reviews of the financial statements included in AFC's Quarterly Reports on Form 10-Q during AFC's fiscal year ended December 31,2000.

(2) Financial Information Systems Design and Implementation Fees reflect aggregate fees for professional services rendered for directly or indirectly operating, or supervising the operation of AFC's information system or managing AFC's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to AFC's financial statements taken as a whole.

(3) All other Fees reflect aggregate fees billed or estimated to be billed for services rendered by KPMG LLP for the fiscal year ended December 31, 2000 which are not included under the captions "Audit Fees" or "Financial Information Systems Design and Implementation Fees."

     The Audit Committee, as part of its review of the disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, considered whether the provision of the services rendered, the fees for which are reflected in the chart above entitled "KPMG LLP Fees Billed for the Fiscal Year ended December 31, 2000" under the captions entitled "Financial Information Systems Design and Implementation Fees" and "All Other Fees", were and found them to be compatible with maintaining the independence of KPMG LLP.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE
                                            ---------------------
APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF AFC.


                                PROPOSAL NO. 3
                             SHAREHOLDER PROPOSAL

     AFC has been notified that Jewelcor Management, Inc., 100 North Wilkes-Barre Boulevard, Wilkes-Barre, PA 18702, which is the record owner of 100 shares of common stock and the beneficial owner of an additional 13,900 shares, intends to present the shareholder proposal set forth below for consideration at the Annual Meeting.

     The Board of AFC disclaims any responsibility for the content of this shareholder proposal. The shareholder proposal is included in this Proxy Statement in accordance with the rules of the SEC and interpretive guidance received from the staff of the SEC regarding the test of the proposal and is not endorsed by the Board. The proposal recommends the Board take action to remove from AFC's certificate of incorporation and bylaws provisions that the Board believes are necessary to promote stability in AFC's corporate governance and to protect AFC and its shareholders from hostile takeover abuses. FOR THE REASONS STATED UNDER "RESPONSE BY YOUR BOARD," THE BOARD BELIEVES THAT APPROVAL OF THE SHAREHOLDER PROPOSAL IS NOT IN THE BEST INTEREST OF AFC OR ITS SHAREHOLDERS AND RECOMMENDS A VOTE "AGAINST" THE PROPOSAL.

                      Response by Your Board of Directors

The Board has carefully considered the merits of the proposal in the context of its fiduciary duty.

     The Board has a fiduciary duty to act in the best interests of all of the shareholders, to continually evaluate the means of enhancing shareholder value and to oppose unfair takeover attempts. The purpose and effect of the provisions requested to be removed from our certificate of incorporation and bylaws is to provide the Board with the negotiating leverage necessary to fulfill its fiduciary duty to assure that if a takeover occurred, it would be at a price and upon terms that reflect the long term value of AFC. These provisions provide the Board with the adequate time and flexibility necessary to negotiate the highest possible bid from a potential acquirer and develop alternatives which may better maximize shareholder value and ensure that all shareholders are treated fairly and equally. The removal of such provisions would subject AFC's shareholders to a variety of abusive tactics for which adequate protection otherwise would not exist.

     The Board is obligated to act in the best interests of all of the shareholders. Moreover, the interests of the Board, management and employees are also closely aligned with those of the shareholders. The Board and the executive officers of AFC as a group beneficially own approximately 5.3% of AFC's common stock. In addition, the Association ESOP owns approximately 8.7% of AFC's common stock.

Our corporate governance provisions are designed to assist management in the orderly operation of AFC.

     The proponent states that all of the provisions which it requests be removed or amended are antitakeover defenses which place restrictions on the ability of the shareholders to effectuate a proposed takeover of AFC. The Board agrees with the proponent that many of these provisions may present an obstacle to any person who seeks to acquire control of AFC without negotiating with the Board, but disagrees with the characterization of these provisions as antitakeover defenses. The Board believes that while these provisions may have an antitakeover effect, their primary purpose is to protect all shareholders' interests whether in a takeover context or with respect to general corporate governance. The provisions are designed to require a potential acquirer to seek approval from the Board before initiating a takeover of AFC, thus allowing the Board to prevent undesirable coercive takeovers from occurring. The provisions are not intended to discourage persons from proposing a merger or other transaction at prices reflective of the full value of AFC, but are designed to assist management in the orderly operation of AFC and to ensure that the Board is given the opportunity to negotiate for the best terms in a sale or merger.

     An unsolicited non-negotiated proposal to acquire AFC could seriously disrupt the business and management of AFC and cause it great expense. The Board believes it is in the best interests of AFC and its shareholders to encourage potential acquirers to negotiate directly with the Board and management and that these provisions encourage such negotiations. The Board believes that it is in the best position to determine the full value of AFC and to negotiate on behalf of all shareholders. These provisions provide the Board with the necessary time and flexibility to evaluate the terms and price of a potential takeover proposal and/or to consider alternatives thereto. In effect, removal of certain of these provisions potentially could remove the Board's ability to decide if and when a sale of AFC would be optimal and to negotiate price and terms that reflect the long term value of AFC. Furthermore, removal of certain of these provisions would make AFC susceptible to a "two-tiered" hostile takeover bid (as discussed in more detail below), which the Board believes would not be in the shareholders' best interest.

Many of the provisions in question previously have been disclosed to our shareholders.

     The merits of each of these provisions were carefully considered by the Board when they were originally adopted and again when the shareholder proposal was received. In addition, AFC's shareholders were given the opportunity to review a summary of these provisions in connection with the acquisitions by AFC of The Greater New York Savings Bank and Long Island Bancorp, Inc. The Joint Proxy Statement-Prospectus distributed to AFC's shareholders in connection with the solicitation of votes for each of the acquisitions included a discussion of those provisions in the certificate of incorporation and bylaws that might be considered to have an antitakeover effect. The Board also notes that all of these provisions are permissible under Delaware law and are very common for Delaware corporations such as AFC.

The proposal may misstate or mischaracterize the provisions of the certificate of incorporation and bylaws.

     AFC believes that portions of the proposal misstate or mischaracterize the provisions of the certificate of incorporation and bylaws sought to be removed. The Board cautions shareholders to read the proposal as one shareholder's interpretation and not as an accurate portrayal of the facts. Set forth below are a few sections of the proposal that the Board believes are inaccurate.

     In Section 1(d) of the proposal, the proponent recommends that AFC eliminate the staggering of the Board into three classes. The reason for a staggered Board is to provide for an orderly transition of Board members and promote stability and consistency in experience. Election of directors by classes is a common practice that has been adopted by many companies. In the opinion of the Board, this provision facilitates continuity and stability of leadership and policy by assuring that experienced individuals familiar with AFC and its business will be on the Board at all times. Such continuity is essential to developing and executing a long-term strategic plan. Individual directors can be replaced and shareholders are able to nominate and vote for directors of their own choosing. The ability to replace the entire board is an extreme measure which the Board believes is harmful, particularly in a takeover context. The repeal of the staggered board, which could permit the election of an entirely new Board beholden to a particular shareholder group, could result in such group acquiring effective control of AFC without payment of a control premium to the other shareholders.

     In Section 1(f) of the proposal, the proponent recommends that AFC repeal the provision of the certificate of incorporation which requires the affirmative vote of at least 80% of the voting shares to approve a business combination that has not been approved by the Board or that does not meet the specific price criteria as set forth in such provision. This provision is usually referred to as a "fair price provision" and offers shareholders protection from "two-tiered" tender offers by requiring any acquirer to pay the same price to all shareholders in a merger or acquisition. Some tender offers may be made at a price substantially above current market prices, but may be for less than all of the outstanding shares of a target company. Under this form of tender offer, shareholders who do not tender their shares in the first offer or tier may get frozen out if AFC is taken over and thereby forced to accept a lower price in the second tier offering. Without this provision in AFC's certificate of incorporation, shareholders would be forced to decide between liquidating their investment at a time that may be disadvantageous or retaining their investment as part of a minority group of shareholders and receive a lower price in a second tier offering or "squeeze out" merger.

     The proposal is also vague and indefinite because the repeal of the various provisions referenced in the proposal will not necessarily result in the removal of the "antitakeover" defenses. For example, the repeal of Article Fifth (D) referred to in Section 1(d) of the proposal will not result in shareholders being empowered to call special meetings. Under Delaware General Corporation Law ("DGCL"), shareholders cannot call special meetings unless it is expressly provided for in AFC's certificate of incorporation.

Additional action will be required to amend our corporate governance documents.

     Based upon the terms of the proposal, its adoption will not by itself remove such provisions from AFC's certificate of incorporation and bylaws. The proposal does not request a vote on amending AFC's certificate of incorporation and bylaws, as would be required by provisions of the DGCL and our certificate of incorporation, but simply requests a vote to make a recommendation to our Board to remove such provisions. As such, the proposal is subject to a simple majority vote, as described elsewhere herein. If the proposal is approved by the requisite vote, additional Board action and a shareholder vote will be required to amend our certificate of incorporation. In accordance with the requirements of our certificate of incorporation, amendments of certain of these provisions by the shareholders will require the favorable vote of at least 80% of our outstanding shares.

     THE BOARD HAS CAREFULLY CONSIDERED THE SUBSTANCE OF THE PROPOSAL BY CONSIDERING THE MERITS OF WHETHER TO AMEND THE CERTIFICATE OF INCORPORATION AND BYLAWS AS REQUESTED BY THE PROPONENT AND HAS DETERMINED THAT IT IS IN THE BEST INTEREST OF THE SHAREHOLDERS TO RETAIN SUCH PROVISIONS AND UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL III.
             ---------------------------

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "AGAINST" the shareholder proposal.

                       Text of the Shareholder Proposal

     Resolved, it is recommended that the Board of Directors of Astoria Financial Corporation (the "Company") take the steps necessary to implement the following actions to remove the "anti-takeover" defenses from the Company's

Certificate of Incorporation and Bylaws, unless precluded by state or federal law:

     1.   Repeal the following Articles of the Company's Certificate of
          Incorporation:

          a.   Repeal Article Fourth (C) which prohibits a shareholder from
               -------------------------
               voting the shares the shareholder owns in excess of 10% of the then-outstanding shares of the Company's Common Stock.

          b.   Repeal Article Fifth (C) which prohibits shareholders from acting
               ------------------------
               by written consent.

          c.   Repeal Article Fifth (D) which prohibits shareholders from
               ------------------------
               calling a special meeting.

          d.   Repeal Article Sixth (A) which segregates the Board of Directors
               ------------------------
               into separate classes with staggered terms of office.

          e.   Repeal Article Sixth (D) which requires the affirmative vote of
               ------------------------
               at least 80% of shares entitled to vote in an election of directors ("Voting Shares") in order for shareholders to remove directors from office, even when good cause exists.

          f.   Repeal Article Eighth which requires the affirmative vote of at
               ---------------------
               least 80% of the Voting Shares to approve a business combination that has not been approved by the Board of Directors or that does not meet the specific price criteria as set forth in Article Eighth.

     2.   Repeal the following Sections and Article of the Company's Bylaws:

          a.   Repeal Article I Section 2 which prohibits shareholders from
               --------------------------
               calling a special meeting.

          b.   Repeal Article I Section 9 which prohibits shareholders from
               --------------------------
               acting by written consent.

          C.   Repeal Article VIII which prohibits changes by shareholders to
               -------------------
               certain provisions of the Company's Bylaws without the affirmative vote of at least 80% of the Voting Shares.

     3. Amend Article I Section 6 (b) of the Company's Bylaws to remove all language that restricts shareholders from calling a special meeting or from conducting business at a special meeting.

     4. Amend Article 11 Section 1 of the Company's Bylaws to remove all language regarding the segregation of the Board of Directors into separate classes.

Shareholder's Supporting Statement

     The Certificate of Incorporation and Bylaws of the Company contain certain "antitakeover" provisions that may present an insurmountable obstacle for a suitor of the Company who is not approved by the Board of Directors but who seeks to acquire the Company at a stock price above current market prices. Moreover, these provisions restrict the stockholders' ability to alter the composition of the Board, to call special meetings and to alter the Company's Certificate of Incorporation and Bylaws.

Additional Information

     Cost of Proxy Solicitation

     The cost of solicitation of proxies by AFC, which is expected to be less than $80,000, will be borne by AFC. Georgeson Shareholder Communications Inc., or GSC, has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $7.000 plus reimbursement for its expenses. In addition to solicitations by mail, GSC or a number of officers and employees of AFC and the Association may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and The Nasdaq Stock Market.

     Shareholder Proposals

     To be considered for inclusion in AFC's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2002, a shareholder proposal, including a recommendation of a director nominee, must be received by the Secretary of AFC at the address set forth on the first page of this Proxy Statement not later than December 17, 2001. Any shareholder proposal will be subject to Rule (S) 240.14a-8 promulgated by the SEC under the Exchange Act.

     Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date on which AFC's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on AFC's record of shareholders, the class and number of shares of AFC's capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business. In the case of nominations for election to the Board, certain information regarding the nominee must also be provided. Such nominations and related information would be reviewed by the Nominating Committee of the Board as described in "Committees and Meetings of the Board" on page 7. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received or any shareholder nomination.

     Other Matters Which May Properly Come Before the Meeting

     The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     An additional copy of AFC's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2000, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085.

                                       By order of the Board,

                                       /s/ Alan P. Eggleston

                                       Alan P. Eggleston
                                       Executive Vice President, General Counsel and Secretary


Lake Success, New York
April 16, 2001

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                  Appendix A

                         ASTORIA FINANCIAL CORPORATION
                                      AND
                 ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION

                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARDS OF DIRECTORS

I.   PURPOSE

     The objective of the Audit Committee ("Committee") is to assist the full Boards of Directors in fulfilling their fiduciary responsibilities. It is the policy of Astoria Financial Corporation ("Corporation") and Astoria Federal Savings and Loan Association ("Association") to maintain an Audit Committee of their Boards of Directors. Management, subject to regular Board approved policy, is responsible for policy development and implementation and the design and maintenance of the operating system and internal controls, including amendments thereto. The Committee, in its oversight role, reviews with management, internal audit services and the independent auditors that adequate controls exist and identified material weaknesses are effectively eliminated. The Committee's oversight of the internal control structure involves reviewing internal control evaluations performed by management, internal audit services, independent auditors and regulatory examiners and the methods employed to make such evaluations. The Committee's primary concerns relate to those controls designed to assure that assets are safeguarded and transactions are authorized and properly recorded. Such controls permit the preparation of sound financial reports.

     The Committee shall utilize resources as needed to investigate any issues they deem important and have an open and unrestricted communication channel with all entity personnel, including internal and external accountants and its own independent outside counsel, which counsel may be engaged by the Committee and will be paid for by the Corporation or the Association.

II.  APPOINTMENT AND COMPOSITION

     The Committee shall be comprised of a minimum of four members, each of whom shall be independent nonexecutive directors, and free from any relationship that, in the opinion of the Boards, would interfere with the exercise of his or her independent judgement as a member of the Committee. One member of the Committee shall be designated by the Boards of Directors as Chair who shall preside over meetings of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting or related financial management expertise and at least two members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Members of the Committee, including its Chair, are elected by the Boards of Directors at their annual organization meetings and serve one year terms or until their successors are elected and qualified.

III. MEETINGS

     The Committee shall meet as and when deemed appropriate by the Chair of the Committee, however, not less than four times annually. Three members of the Committee shall constitute a quorum for the transaction of business. The Committee may at any time adjourn to an Executive Session at which only members of the Committee and invited guests may be present.

Iv.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

1. Review the annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements. The Committee shall review any significant reports or other financial information submitted to any government body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

2. Consider the independent auditors' judgements about the quality and appropriateness of the Corporation's and Association's accounting principles as applied in their financial reporting.

3. Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on auditing standards, AU (S) 380), as may be modified or supplemented. Significant matters identified during the interim review shall be discussed with the independent auditors prior to the filing of the Quarterly Report on Form 10-Q or as soon thereafter as practical. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. In consultation with management, the independent auditors and internal audit services, consider the integrity of the Corporation's and Association's financial reporting process and controls.

5. Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Boards of Directors and the Committee, as representatives of the Corporation's and Association's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and where appropriate, recommend to the Board of Directors, the replacement of the independent auditors. On an annual basis, the Committee shall review the formal written statement from the independent auditors delineating all relationships between the independent auditor and the Corporation and Association, consistent with Independent Standards Board Statement No. 1 ensuring the independence of the independent auditors.

6. Review the independent auditors' audit plan. This review shall include the scope, staffing, reliance upon management and internal audit services and general audit approach.

7. Review examination reports received from various banking supervisory authorities and management's replies.

8. On at least an annual basis, review with the Corporation's and Association's counsel any legal matters that could have a significant impact on the financial statements, the Corporation's and Association's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

9. Oversee the internal audit services function, including approving audit plans and scope, ascertaining the quality and independence of the internal audit services staff and reviewing significant findings and recommendations.

10. Review and update the Audit Committee Charter periodically, at least annually, as conditions dictate. The Charter shall be submitted to the Boards of Directors for approval and published at least every three years in accordance with SEC regulations.

V.   REPORTING OF COMMITTEE ACTIVITIES AND RECOMMENDATIONS

     The Committee will maintain minutes and other relevant records of their meetings which will document its activities and recommendations. Said documentation will be compiled by the Director of Internal Audit Services who shall act as Secretary to the Committee.

                         ASTORIA FINANCIAL CORPORATION

                                REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ASTORIA FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
  TO BE HELD ON MAY 16, 2001 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned shareholder of Astoria Financial Corporation hereby authorizes and appoints John M. Graham III, William M. Thomas, Jr. or either of them proxy of the undersigned, with full power of substitution, to attend and act as proxy for the undersigned and to vote as designated below all shares of common stock of Astoria Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Astoria Financial Corporation, to be held on May 16, 2001 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

                                                             Please mark
                                                             your votes
                                                             like this   [X]


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.


1.  The election of nominees John J. Conefry, Jr.,      FOR     WITHHOLD
    Lawrence W. Peters and Thomas V. Powderly as        [_]       [_]
    directors for terms of three years each.

    To withhold authority to vote FOR any
    particular nominee, line or strike out
    that nominee's name and then check the
    appropriate box as to the remaining
    nominees.
                                                   FOR    AGAINST    ABSTAIN
2.  The ratification of the appointment of         [_]      [_]        [_]
    KPMG LLP as independent auditors of
    Astoria Financial Corporation for the
    fiscal year ending December 31, 2001.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 3.

                                                   FOR    AGAINST    ABSTAIN
3.  A shareholder proposal more fully              [_]      [_]        [_]
    described in the Proxy Statement dated
    April 16, 2001.


Proposal Nos. 1 and 2 listed above in this revocable proxy were proposed by Astoria Financial Corporation. Other than Proposals Nos. 1, 2 and 3, Astoria Financial Corporation is not currently aware of any other business that may come before the Annual Meeting. The persons named as proxies herein will vote the shares represented hereby as directed by the Board of Directors of Astoria Financial Corporation upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to postpone or adjourn the Annual Meeting.

THIS PROXY IS REVOCABLE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND AGAINST PROPOSAL NO. 3.

The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders of Astoria Financial Corporation, a Proxy Statement dated April 16, 2001 for the Annual Meeting and a 2000 Annual Report on Form 10-K of Astoria Financial Corporation.


Please sign and date below and return promptly in the enclosed postage-paid envelope.

X                                  X                          Date:      , 2001
 ------------------------------    --------------------------      ------

 Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

          SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE,
            AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS
              AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN

As a named fiduciary, the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to CG Trust Company, a trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 2001, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 16, 2001 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 16, 2001, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter dated April 16, 2001 from the ESOP Committee.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 16, 2001 from the ESOP Committee.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

The directions, if any, given in this                          Please mark
Confidential Voting Instruction will be                         your votes
kept confidential from all directors,                           like this   [X]
officers and employees of Astoria
Financial Corporation or Astoria Federal
Savings and Loan Association.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.


1.  The election of nominees John J. Conefry, Jr.,      FOR    WITHHOLD
    Lawrence W. Peters and Thomas V. Powderly           [_]      [_]
    as directors for terms of three years each.

    To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.

2.  The ratification of the appointment of          FOR   AGAINST  ABSTAIN
    KPMG LLP as independent auditors of             [_]     [_]      [_]
    Astoria Financial Corporation for the
    fiscal year ending December 31, 2001.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 3.

3.  A shareholder proposal more fully               FOR   AGAINST  ABSTAIN
    described in the Proxy Statement                [_]     [_]      [_]
    dated April 16, 2001.


In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Only Proposal Nos. 1 and 2 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 16, 2001 for the Annual Meeting and a 2000 Annual Report on Form 10-K of Astoria Financial Corporation.

Please sign and date below and return promptly in the enclosed postage-paid envelope.

X                                                            Date:        , 2001
  ----------------------------------------------------------      --------

 Signature of participant, former participant or designated beneficiary of deceased former participant.

 Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

          SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE,
            AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS
              AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN

As a named fiduciary, the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to State Street Bank & Trust Company, a trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 2001, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 16, 2001 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 16, 2001, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter dated April 16, 2001 from the ESOP Committee.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 16, 2001 from the ESOP Committee.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

The directions, if any, given in this                           Please mark
Confidential Voting Instruction will be                         your votes
kept confidential from all directors,                           like this   [X]
officers and employees of Astoria
Financial Corporation or
Astoria Federal Savings and Loan Association.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.


1.  The election of nominees John J. Conefry, Jr.,     FOR      WITHHOLD
    Lawrence W. Peters and Thomas V. Powderly          [_]        [_]
    as directors for terms of three years each.

    To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.


2.  The ratification of the appointment of KPMG LLP    FOR   AGAINST  ABSTAIN
    as independent auditors of Astoria Financial       [_]     [_]      [_]
    Corporation for the fiscal year ending
    December 31, 2001.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 3.

3.  A shareholder proposal more fully described in     FOR   AGAINST  ABSTAIN
    the Proxy Statement dated April 16, 2001.          [_]     [_]      [_]


In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Only Proposal Nos. 1 and 2 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 16, 2001 for the Annual Meeting and a 2000 Annual Report on Form 10-K of Astoria Financial Corporation.


Please sign and date below and return promptly in the enclosed postage-paid envelope.


X                                                              Date:     , 2001
--------------------------------------------------------------      -----
 Signature of participant, former participant or designated beneficiary of deceased former participant.

 Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

          SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION,
            AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS
                  AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the "401K Plan") as a named fiduciary hereby provides the voting instructions hereinafter specified to Mellon Investor Services LLC, as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the "Plan Administrator"), which instructions shall be taken into account in directing the trustee of the 401K Plan (the "Trustee") to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 2001, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 16, 2001 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 16, 2001, the Plan Administrator of the 401K Plan, will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 16, 2001.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 16, 2001.

        (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

The directions, if any, given in this                           Please mark
Confidential Voting Instruction will be                          your votes
kept confidential from all directors,                            like this  [X]
officers and employees of Astoria
Financial Corporation or Astoria Federal
Savings and Loan Association.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.


1.  The election of nominees John J. Conefry, Jr.,           FOR   WITHHOLD
    Lawrence W. Peters and Thomas V. Powderly as             [_]      [_]
    directors for terms of three years each.

    To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.

2.  The ratification of the appointment of KPMG LLP     FOR   AGAINST   ABSTAIN
    as independent auditors of Astoria Financial        [_]     [_]       [_]
    Corporation for the fiscal year
    ending December 31, 2001.


THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 3.


3.  A shareholder proposal more fully described in      FOR   AGAINST   ABSTAIN
    the Proxy Statement dated April 16, 2001.           [_]     [_]       [_]

In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Only Proposal Nos. 1 and 2 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Plan Administrator to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 16, 2001 for the Annual Meeting and a 2000 Annual Report on Form 10-K of Astoria Financial Corporation.


Please sign and date below and return promptly in the enclosed postage-paid envelope.

X                                                               Date:     , 2001
 -------------------------------------------------------------       -----

 Signature of participant, former participant or designated beneficiary of deceased former participant.

 Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                      One Astoria Federal Plaza
                                                    Lake Success, NY 11042-1085
                                                                 (516) 327-3000

[LOGO OF
ASTORIA FEDERAL SAVINGS]

                                             April 16, 2001

To: All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") Participants with a portion of their ESOP account balance held by State Street Bank and Trust Company

Re:   Annual Meeting of Shareholders to be held on May 16, 2001
      ---------------------------------------------------------

Dear Participants:

       In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 16, 2001, enclosed please find the following documents:

        a)  Confidential Voting Instruction card,
        b) Proxy Statement dated April 16, 2001, including a Notice of Annual Meeting of Shareholders,
        c)  2000 Annual Report on Form 10-K, and
        d) a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the ESOP).

       As a participant, and a "named fiduciary," in the ESOP, you have the right to direct the ESOP Trustee (State Street Bank and Trust Company in this case) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock ("Shares") allocated to your account in the ESOP and held as of March 23, 2001 by State Street Bank and Trust Company, as trustee. You probably also have additional shares held in the ESOP for your benefit by CG
--------------------------------------------------------------------------------
Trust Company. If so, you will receive a separate set of material similar to
----------------------------------------------------------------------------
these with respect to those shares. It is important for your views to be fully
------------------------------------------------------------------------------
represented that you complete and return both sets of material as instructed.
-----------------------------------------------------------------------------

       As a "named fiduciary," you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account held by State Street Bank and Trust Company is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card, sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted by the Trustee, Mellon Investor Services LLC, must receive your Confidential Voting Instruction card no later than May 9, 2001.

       The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee's vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries.

Unanticipated Proposals

       It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2001 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will be instructed to vote upon such matters in the ESOP Trustee's discretion or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the ESOP Trustee.

       Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to Mellon
------------------------------------------------------------------------------
Investor Services LLC. To direct the voting of Shares within the ESOP, the
--------------------------------------------------------------------------
Confidential Voting Instruction card must be received by Mellon Investor
------------------------------------------------------------------------
Services LLC no later than May 9, 2001.
---------------------------------------

       Please note that the instruction of individual participants are to be kept confidential by Mellon Investor Services LLC and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

       This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                                Very truly yours,

                                                The ESOP Committee

                                                    /s/ James J. Horvath
                                                By: ------------------------
                                                    James J. Horvath

                                                     One Astoria Federal Plaza
                                                   Lake Success, NY 11042-1085
                                                                (516) 327-3000
[LOGO OF
ASTORIA FEDERAL SAVINGS]


                                        April 16, 2001

To: All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") Participants with a portion of their ESOP account balance held by CG Trust Company (CIGNA)

Re:  Annual Meeting of Shareholders to be held on May 16, 2001
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 16, 2001, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 16, 2001, including a Notice of Annual Meeting of Shareholders,
     c)  2000 Annual Report on Form 10-K, and
     d) a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant, and a "named fiduciary," in the ESOP, you have the right to direct the ESOP Trustee (CG Trust Company in this case) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock ("Shares") allocated to your account in the ESOP and held as of March 23, 2001 by CG Trust Company, as trustee. You probably also have additional shares held
                                 ---------------------------------------------
in the ESOP for your benefit by State Street Bank and Trust Company. If so, you
--------------------------------------------------------------------------------
will receive a separate set of material similar to these with respect to those
------------------------------------------------------------------------------
shares. It is important for your views to be fully represented that you complete
--------------------------------------------------------------------------------
and return both sets of material as instructed.
-----------------------------------------------

     As a "named fiduciary," you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account held by CG Trust Company is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card, sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted by the Trustee, Mellon Investor Services LLC, must receive your Confidential Voting Instruction card no later than May 9, 2001.

     The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee's vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2001 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will be instructed to vote upon such matters in the ESOP Trustee's discretion or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the ESOP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to Mellon
------------------------------------------------------------------------------
Investor Services LLC. To direct the voting of Shares within the ESOP, the
--------------------------------------------------------------------------
Confidential Voting Instruction card must be received by Mellon Investor
------------------------------------------------------------------------
Services LLC no later than May 9, 2001.
---------------------------------------

     Please note that the instruction of individual participants are to be kept confidential by Mellon Investor Services LLC and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                                Very truly yours,

                                                The ESOP Committee

                                                    /s/ James J. Horvath
                                                By: -------------------------
                                                        James J. Horvath

                                                       One Astoria Federal Plaza
                                                     Lake Success, NY 11042-1085
                                                                  (516) 327-3000
[LOGO OF
ASTORIA FEDERAL SAVINGS]

                                        April 16, 2001

To: All Astoria Federal Savings and Loan Association Incentive Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Employer Stock Fund

Re:  Annual Meeting of Shareholders to be held on May 16, 2001
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 16, 2001, enclosed please find the following documents:

     a) Confidential Voting Instruction card,
     b) Proxy Statement dated April 16, 2001, including a Notice of Annual Meeting of Shareholders,
     c) 2000 Annual Report on Form 10-K, and
     d) a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and as a "named fiduciary," you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (CG Trust Company) to vote the shares of Astoria Financial Corporation Common Stock (the "Shares") held by the 401K Plan as of March 23, 2001, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund "FOR" and "AGAINST" as to each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes "FOR" and "AGAINST" each proposal are given by those individuals with the right to give directions. Each individual's instructions are weighted according to the value of the participant's interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 9, 2001, or if you ABSTAIN, your directions will not count.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the

Confidential Voting Instruction card will be presented for shareholder action at the 2001 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return
               -----------------------------------------------------------------
it to Mellon Investor Services LLC. To direct the voting of your Shares, your
-----------------------------------------------------------------------------
instruction card must be received by Mellon Investor Services LLC no later than
-------------------------------------------------------------------------------
May 9, 2001.
------------

     Please note that the instructions of individual participants are to be kept confidential by Mellon Investor Services LLC and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.


                                    Very truly yours,

                                    Astoria Federal Savings and Loan Association

                                        /s/ James J. Horvath
                                    By: --------------------------------------
                                        Plan Administrator